Janus Detroit Street Trust

Janus Henderson AAA CLO ETF

Janus Henderson B-BBB CLO ETF

Janus Henderson Corporate Bond ETF

Janus Henderson International Sustainable Equity ETF

Janus Henderson Mortgage-Backed Securities ETF

Janus Henderson Securitized Income ETF

Janus Henderson Short Duration Income ETF

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Henderson U.S. Real Estate ETF

Janus Henderson U.S. Sustainable Equity ETF

(each a “Fund” and collectively, the “Funds”)

Supplement dated August 12, 2024

to Currently Effective Statements of Additional Information

The Board of Trustees of the Janus Detroit Street Trust (the “Trust”) has appointed Gregory Trinks to serve as Interested Trustee of the Trust effective July 11, 2024, following Carrie Benz’s resignation from her role as Interested Trustee of the Trust effective July 1, 2024.

As a result of the aforementioned change, effective immediately, the SAIs for the Funds are amended as follows:

1.	Under the “Interested Trustee” section in the table titled “Trustees” in the Trustees and Officers section of the Funds’ SAIs, the following information replaces the corresponding information in its entirety:

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Gregory Trinks** 151 Detroit Street Denver, CO 80206 DOB: 1977	Trustee	7/24-Present	Head of US Product, Janus Henderson Investors (since 2023); Formerly, Managing Director, UBS Wealth Management USA, (2002-2022).	15
*	Each Trustee also serves as a trustee to the Clayton Street Trust, which is currently comprised of three portfolios.
**	Gregory Trinks is an Interested Trustee because of his employment with Janus Henderson Investors.

2.	In the Trustees and Officers section of the Funds’ SAIs, the following paragraph replaces the first paragraph in its entirety, following the table titled “Officers”:

The Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process and in connection with candidate assessment prior to the appointment of a new Trustee, effective July 11, 2024, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and determined that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive. Each member is listed below.

3.	In the Trustees and Officers section of the Funds’ SAIs, the following paragraph replaces the fifth paragraph in its entirety, following the table titled “Officers”:

Gregory Trinks: Service as a senior executive at Janus Henderson Investors and experience as a senior executive in the financial services industry.

4.	Under the “Interested Trustee” section in the table titled “Additional Information About Trustees” in the Trustees and Officers section of the Funds’ SAIs, the following information replaces the corresponding information in the table in its entirety:

Name of Trustee	Dollar Range of Equity Securities in the Fund(s)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds
Interested Trustee
Gregory Trinks(1)	N/A	N/A
(1)	Gregory Trinks is an Interested Trustee by virtue of his employment with Janus Henderson Investors. Effective July 11, 2024, Gregory Trinks became a Trustee of the Trust.

5.	Under the “Interested Trustee” section in the table titled “Trustee Compensation” in the Trustees and Officers section of the Funds’ SAIs, the following information replaces the corresponding information in its entirety:

Name of Person, Position	Aggregate Compensation from the Trust(1)	Total Compensation from the Janus Henderson Funds Overseen by Trustees(2)
Interested Trustee
Gregory Trinks, Trustee(3)	N/A	N/A
(1)	As of October 31, 2023, there were 11 series of the Trust.
(2)	For each Independent Trustee, includes compensation for service on the boards of two Janus Henderson trusts comprised of 14 portfolios as of October 31, 2023.
(3)	Gregory Trinks is an Interested Trustee by virtue of his employment with Janus Henderson Investors. Effective July 11, 2024, Mr. Trinks became a Trustee of the Trust.

6.	All references to Carrie Benz are deleted from the SAIs.

Please retain this Supplement with your records.